UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2024

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2024, EVE Soluções de Mobilidade Aérea Urbana, Ltda. (“Eve Brazil”), a Brazilian limited liability company and a wholly owned subsidiary of Eve Holding, Inc., a Delaware corporation (the “Company”), entered into a loan agreement, dated as of November 21, 2024 (the “Loan Agreement”), with Banco Nacional de Desenvolvimento Econômico e Social – BNDES, Brazil’s National Development Bank (“BNDES”), pursuant to which BNDES agreed to grant Eve Brazil, a loan in the amount of R$ 200 million (approximately U.S.$35 million), to support the second phase of the development of the Company’s electrical vertical take-off and landing (“eVTOL”) project. The line of credit will be granted in Brazilian reais by Fundo Nacional Sobre Mudança Climática (“FNMC”), a BNDES fund that supports businesses focused on mitigating climate change and reducing carbon emissions.

Such credit line must be used by Eve Brazil within 30 (thirty) months from the date of signing of the Loan Agreement and any outstanding amount shall be repaid December 15, 2040.

The Loan Agreement can be early terminated, and payment of any outstanding amount can be accelerated, by BNDES in certain events provided for in the Loan Agreement, including in the event of default by Eve Brazil that remains uncured for 90 (ninety) days following receipt of written notice from BNDES or for another specific term defined under the Loan Agreement.

The foregoing summary of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to an English translation of the Loan Agreement, which translation is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Financing Agreement, dated as of November 21, 2024, by and among EVE Soluções de Mobilidade Aérea Urbana, Ltda.and Banco Nacional de Desenvolvimento Econômico e Social – BNDES.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: November 27, 2024	By:	/s/Simone Galvão de Oliveira
Name: Simone Galvão de Oliveira Title: General Counsel